EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/S/ DENNIS P. WILKINS
Dennis P. Wilkins Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ M. KENNY MUSCAT
M. Kenny Muscat Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/S/ ERNEST F. LADD, III
Ernest F. Ladd, III Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/S/ W. AUSTIN MULHERIN, III
W. Austin Mulherin, III Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/S/ WILLIAM R. SEIFERT, II
William R. Seifert, II Director

Date: June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ JOHN MORRISSEY
John Morrissey Chairman of the Board and Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director and officer of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/S/ DAVID A. DYE
David A. Dye President, Chief Executive Officer and Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned director and officer of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ J. BOYD DOUGLAS
J. Boyd Douglas Executive Vice President, Chief Operating Officer and Director

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned officer of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey and David A. Dye, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ M. STEPHEN WALKER
M. Stephen Walker Vice President—Finance and Chief Financial Officer

Date:  June 4, 2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:

The undersigned officer of Computer Programs and Systems, Inc., a Delaware corporation (the “Company”), constitutes and appoints John Morrissey, David A. Dye and M. Stephen Walker, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statements on Form S-8 to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of (i) 1,165,333 shares of common stock of the Company to be offered pursuant to the Computer Programs and Systems, Inc. 2002 Stock Option Plan and (ii) 400,000 shares of common stock of the Company to be offered pursuant to the CPSI 401(k) Retirement Plan, and further, to sign any and all amendments and post-effective amendments thereto, and any and all other documents in connection therewith, and to file the same with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/S/ DARRELL G. WEST
Darrell G. West Controller

Date: June 4, 2002